Exhibit 99.2

NABORS INDUSTRIES LTD. February 7, 2023 4Q 2022 Earnings Presentation

NABORS.COM We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements . Such statements, including statements in this document that relate to matters that are not historical facts, are “forward - looking statements” within the meaning of the safe harbor provisions of Section 27 A of the U . S . Securities Act of 1933 and Section 21 E of the U . S . Securities Exchange Act of 1934 . These “forward - looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans . They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations . Factors to consider when evaluating these forward - looking statements include, but are not limited to: • actual and potential political or economic instability, civil disturbance, war or acts of terrorism involving any of the countries in which we do business; • the Covid - 19 pandemic and its impact on oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long - term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; • our dependence on our operating subsidiaries and investments to meet our financial obligations; 2 Forward Looking Statements • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including inflation, rising interest rates and the general status of the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities . Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows . The above description of risks and uncertainties is by no means all - inclusive but is designed to highlight what we believe are important factors to consider . For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q, which are available at the SEC's website at www . sec . gov . We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events or otherwise, except as otherwise required by law . Non - GAAP Financial Measures This presentation refers to certain “non - GAAP” financial measures, such as adjusted EBITDA, net debt and adjusted free cash flow . The components of these non - GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Reconciliations of non - GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation .

NABORS.COM 3 12/31/2022 Rig Utilization and Availability RIG FLEET (1)(2) 329 RIGS ON REVENUE (1) 180 UTILIZATION AT 12/31/2022 55% TOTAL U.S. OFFSHORE 12 3 25% 16 4 25% ALASKA INTERNATIONAL 134 77 57% 111 96 86% U.S. LOWER - 48 HIGH SPEC (2) (1) As of December 31, 2022 (2) Excludes non - high spec rigs in the Lower 48

Recent Highlights

Note: For reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable GAAP measure see non-GAAP in the Appendix

(1) Adjusted daily gross margin represents adjusted gross margin (operating revenue less direct costs), divided by the total number of rig revenue days during the quarter. Rig revenue days represents the number of days the Company's rigs are contracted and performing under a contract during the period.
(2) Adjusted gross margin percent represents adjusted gross margin divided by total revenue

NABORS

4Q 2022 adjusted EBITDA of $230M

Significant sequential improvements in all segments globally

Revenue growth of 10%

Adjusted EBITDA up 47% year-on-year

Drilling Solutions growth

4Q'22 adjusted EBITDA of $30M, 18% growth vs 3Q'22

Adjusted gross margin %[2] reached an all-time high of over 52% in 4Q'22

Improving liquidity and leverage

Adjusted 4Q free cash flow of **$101M** (Full year **$154M**)

Improved Net Leverage metric to 2.9x adjusted EBITDA

International improving

2nd SANAD newbuild and one legacy rig commenced late 4Q'22

3 additional SANAD rigs to start in 2Q'23 - 3Q'23

5 additional newbuilds awarded for deployment in 2024

Adding 1 rig in Argentina in 2Q'23

Currently participating in tenders in multiple markets

Continued improvement in L48

L48 Drilling 4Q adjusted daily gross margin **increased 31%** to ~$14,600[1]

We expect 1Q'23 Drilling adjusted gross margin of $16,100 to $16,300 per day

4Q daily revenue of $33,000 increased by $3,500 sequentially

ESG Focus

Multiple deployments of PowerTAP™ grid power module

Initial deployment of PowerFLOW™ supercapacitor-based energy storage solution

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition Five Keys to Excellence 2 3 4 5 1

NABORS.COM $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2021 2022 L48 Drilling Adjusted Daily Gross Margin (1) 0 10 20 30 40 50 60 70 80 90 100 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2021 2022 L48 Drilling Average Rig Count 6 Improving revenue and margins on growing rig activity 1 Performance Excellence In The Lower - 48 Strong Momentum in Rig Count and Margin (1) Daily revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2021 2022 International Drilling Adjusted Daily Gross Margin 50 55 60 65 70 75 80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2021 2022 International Drilling Average Rig Count Increases in rig activity driving margin expansion 8 Growing International Rig Count and Margin Resilience Leading to Growth in Our International Segment 2

NABORS.COM 40 45 50 55 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2022 A 2023 F 2024 F SANAD Estimated Average Rig Count Potential* 9 Significant Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment • Awarded additional 5 rigs (10 rigs total to - date) • 50 rigs to be deployed over 10 years • First startup in 3Q’22, second in 4Q’22 and third expected in 1Q’23 • $180M capital expense expected in 2023, funded organically by SANAD • 6 - year initial contracts, payout within 5 years, plus 4 - year renewal at market Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. 2

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM 20% 25% 30% 35% 40% 45% 50% 55% 60% $- $10 $20 $30 $40 $50 $60 $70 $80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2021 2022 NDS Revenue & Adjusted Gross Margin Revenue Adjusted gross margin Adjusted GM % 11 NDS Capitalizing on Growing Rig Count and Higher Penetration Improving Outlook For Our Technology & Innovation Revenue (1) Up 100% Adjusted GM (1) Up 126% Expanding our high - value / high - margin low - capital technology services 3 Adjusted gross margin % of >52% in 4Q 2022, an all time high (1) Compared to 1Q 2021

NABORS.COM 52 58 64 71 83 87 92 100 0 10 20 30 40 50 60 70 80 90 100 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2021 2022 U.S. RigCLOUD® Services Installs Nabors 3rd Party 0 20 40 60 80 100 120 140 160 180 200 ROCKit SmartDRILL U.S. Performance Software Installs 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Customer Adoption Fueling Rapid NDS Footprint Expansion 12 Improving Outlook For Our Technology & Innovation NDS technology consistently adds value on both Nabors rigs and Third - party rigs ® 3 ®

3 Improving Outlook For Our Technology & Innovation

SmartSLIDE® Significantly Improving Performance

Smart Suite™

SmartNAV®

Automated directional guidance system, improves wellbore placement accuracy

SmartSLIDE®

Directional steering control system, automates slide drilling to optimize performance

SmartDRILL®

Full-stand automated drilling activity sequencer, executes driller best practices, and reduces unplanned trips

Case Study: For a major operator in **Midland**

Manual Sliding:
Avg. **50** interactions per slide

Using Automation:
Avg. **10** interactions per slide

Consistently fewer interactions* using SmartSLIDE® increases accuracy and improves performance


Automated
Manual
Auto Driller and Top Drive Quill Interactions per Slide
Driller Interactions
0
20
40
60
80
100
120
140
0 2000 4000 6000 8000 10000 12000 14000 16000 18000
Measured Depth (ft)

* Number of interactions defined as the number of times a driller adjusts the auto driller or top drive during a slide

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NABORS.COM 0 500 1000 1500 2000 2500 3000 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Cumulative Number of Wells Drilled 14 Smart Suite Growth Trajectory Validates Customer Acceptance Improving Outlook For Our Technology & Innovation 2,400+ Wells Drilled SmartDRILL ® Automation Commercialization SmartNAV ® & SmartSLIDE ® Solutions Commercialization Third - Party SmartDRILL ® Deployment 3 Third - Party SmartSLIDE ® Deployment

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2018 2019 2020 2021 2022 Billions Net Debt 16 Significant Headway toward Financial Goals Progress on Our Commitment to De - lever 4 ~ $1.8B Net Debt (1) reduction from previous high in 1Q 2018 $1.8B (1) Net Deb is a non - GAAP metric; see reconciliations in the Appendix

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM Expanding penetration on third - party rigs Energy Efficiency & Emission Reduction Technologies Geothermal Development Leveraging IP to applications beyond the rigs, including carbon capture Expansion Beyond Oil & Gas D ifferentiates Nabors rigs Developing new verticals in: hydrogen, fuel efficiency and energy storage Providing expertise in drilling and engineering services & solutions Adding to the long - term power solution – creating Geothermal 2.0 18 Moving Forward on the Energy Transition Leading in Sustainability and the Energy Transition 5

NABORS.COM 19 Leading in Sustainability and the Energy Transition • Advanced advisory and control system optimizes the efficiency of fuel consumption • Deploying energy storage systems on multiple rigs • Introducing innovative fuel enhancer to reduce fuel consumption and GHG emissions Operating rigs with the environment as a stakeholder Investing in carbon capture, emissions monitoring/reduction, energy storage, power management technologies and geothermal energy Dedicated to improving the environmental footprint of OFS 5 Growing Commitment to Operational and Environmental Stewardship PowerTAP Ρ highline power transformer module

20 NABORS.COM Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy - unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Geothermal Market Technology Advancements Technological advancements are enabling wide - scale commercial geothermal development Leading in Sustainability and the Energy Transition 5

NABORS.COM Appendix 21

Reconciliation of Non-GAAP Financial Measures to Net Income (Loss)

Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company's ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company's performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

	Three Months Ended		
(In Thousands)	December 31, 2021	September 30, 2022	December 31, 2022
Net income (loss)	($109,263)	($4,461)	($58,155)
(Income) loss from discontinued operations, net of tax	(13)	0	0
Income (loss) from continuing operations, net of tax	($109,276)	($4,461)	($58,155)
Income tax expense (benefit)	18,393	12,352	26,161
Income (loss) from continuing operations before income taxes	($90,883)	$7,891	($31,994)
Investment (income) loss	(156)	(4,813)	(9,194)
Interest Expense	44,570	43,841	44,245
Other, net	10,170	(25,954)	58,124
Adjusted Operating Income (loss)	(36,299)	20,965	61,181
Depreciation and Amortization	167,955	169,857	168,841
Adjusted EBITDA	**$131,656**	**$190,822**	**$230,022**

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NABORS.COM Three Months Ended December 31, September 30, December 31, 2021 2022 2022 Lower 48 - U.S. - Drilling Adjusted operating income (25,474)$ 25,551$ 58,299$ Plus: General and administrative costs 4,609 4,798 4,977 Plus: Research and engineering 1,065 1,652 1,637 GAAP Gross Margin (19,800) 32,001 64,913 Plus: Depreciation and amortization 68,994 62,583 62,768 Adjusted gross margin 49,194$ 94,584$ 127,681$ Other - U.S. - Drilling Adjusted operating income 12,887$ 12,225$ 9,994$ Plus: General and administrative costs 513 343 324 Plus: Research and engineering 105 157 166 GAAP Gross Margin 13,505 12,725 10,484 Plus: Depreciation and amortization 12,844 14,127 13,081 Adjusted gross margin 26,349$ 26,852$ 23,565$ U.S. - Drilling Adjusted operating income (12,587)$ 37,776$ 68,293$ Plus: General and administrative costs 5,122 5,141 5,301 Plus: Research and engineering 1,170 1,809 1,803 GAAP Gross Margin (6,295) 44,726 75,397 Plus: Depreciation and amortization 81,838 76,710 75,849 Adjusted gross margin 75,543$ 121,436$ 151,246$ (In Thousands) 23 Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income Adjusted gross margin by segment represents Adjusted operating income (loss) plus General and administrative costs, Research an d engineering costs and Depreciation and amortization.

NABORS.COM December 31, September 30, December 31, 2021 2022 2022 Long-Term Debt $3,262,795 $2,585,517 $2,537,540 Cash & Short-term Investments $991,488 $425,070 $452,315 Net Debt $2,271,307 $2,160,447 $2,085,225 (In Thousands) 24 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short - term investments from total debt. This non - GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the perf orm ance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures th e C ompany’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this ind ust ry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table be low .

Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment

Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

(In Thousands)	Three Months Ended December 31, 2022						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 68,293	$ 56	$ 1,750	$ 24,800	$ 6,118	$ (39,836)	$ 61,181
Depreciation and amortization	75,849	-	87,088	5,536	1,443	(1,075)	168,841
Adjusted EBITDA	$ 144,142	$ 56	$ 88,838	$ 30,336	$ 7,561	$ (40,911)	$ 230,022

	Three Months Ended September 30, 2022						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 37,776	$ (9)	$ (907)	$ 20,099	$ 3,412	$ (39,406)	$ 20,965
Depreciation and amortization	76,710	-	86,829	5,513	1,406	(601)	169,857
Adjusted EBITDA	$ 114,486	$ (9)	$ 85,922	$ 25,612	$ 4,818	$ (40,007)	$ 190,822

	Three Months Ended December 31, 2021						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ (12,587)	$ 223	$ (5,749)	$ 12,930	$ 1,493	$ (32,609)	$ (36,299)
Depreciation and amortization	81,836	-	78,917	6,629	2,349	(1,776)	167,955
Adjusted EBITDA	$ 69,249	$ 223	$ 73,168	$ 19,559	$ 3,842	$ (34,385)	$ 131,656

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NABORS.COM Three Months Ended December 2022 Net cash provided by operating activities $199,989 Add: Capital expenditures, net of proceeds from sales of assets ($98,682) Adjusted free cash flow $101,307 (In Thousands) 26 Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of pro ceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management a s a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders th rough dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow i s a non - GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP.

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067 - 4525 @naborsglobal Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com